UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 29, 2019

MATEON THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-21990	13-3679168
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

29397 Agoura Road Suite 107

Agoura Hills, CA 91301

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (605) 635-7000

N/A

(Former Name of Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

On July 29, 2019 Mateon Therapeutics, Inc. (the “Company”) filed a current report on Form 8-K with the Securities and Exchange Commission, reporting that the Company had engaged Squar Milner LLP as its independent registered accounting firm. This amendment on Form 8-K/A supplements the information contained in the original report.

Item 4.01. Change in Registrant’s Certifying Accountant.

On September 4, 2019 the Company received a letter dated July 29, 2019 from OUM & Co, LLP (“OUM”), the Company’s prior registered independent account firm, addressed to the Securities and Exchange Commission stating that OUM is in agreement with the Company’s disclosure in Item 4.01 of the current report on Form 8-K filed by the Company on July 29, 2019. A copy of OUM’s letter is filed with this report as Exhibit 16.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description	Incorporation by reference

16.1	Letter of OUM & Co, LLP dated July 29, 2019.	Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 6, 2019	MATEON THERAPEUTICS, INC.

	By:	/s/ Vuong Trieu
	Name:	Vuong Trieu
	Title:	Chief Executive Officer

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